Collateral Stratification Report
                             ALTA 30yr Conf 6.5 net

================================================================================


--------------------------------------------------------------------------------
Product Type                            COUNT                    UPB           %
--------------------------------------------------------------------------------
Fixed                                     406         $91,630,359.26     100.00%
--------------------------------------------------------------------------------
Total:                                    406         $91,630,359.26     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                        COUNT                    UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000                             5            $169,545.21       0.19%
$50,000.01 - $100,000.00                   40           3,078,013.83        3.36
$100,000.01 - $150,000.00                  83          10,607,736.78       11.58
$150,000.01 - $200,000.00                  60          10,328,900.39       11.27
$200,000.01 - $250,000.00                  42           9,399,743.59       10.26
$250,000.01 - $300,000.00                  44          12,128,995.96       13.24
$300,000.01 - $350,000.00                  85          26,741,416.24       29.18
$350,000.01 - $400,000.00                  27          10,153,902.64       11.08
$400,000.01 - $450,000.00                  13           5,444,156.42        5.94
$450,000.01 - $500,000.00                   4           1,938,019.42        2.12
$500,000.01 - $550,000.00                   1             511,200.00        0.56
$550,000.01 - $600,000.00                   2           1,128,728.78        1.23
--------------------------------------------------------------------------------
Total:                                    406         $91,630,359.26     100.00%
--------------------------------------------------------------------------------
Minimum: $22,500.00
Maximum: $568,000.00
Average: $226,610.74
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                          COUNT                    UPB           %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                       231         $33,684,582.31      36.76%
$250,000.01 - $300,000.00                  49          13,623,761.42       14.87
$300,000.01 - $350,000.00                  79          25,146,008.27       27.44
$350,000.01 - $400,000.00                  27          10,153,902.64       11.08
$400,000.01 - $450,000.00                  13           5,444,156.42        5.94
$450,000.01 - $500,000.00                   4           1,938,019.42        2.12
$500,000.01 - $550,000.00                   1             511,200.00        0.56
$550,000.01 - $600,000.00                   2           1,128,728.78        1.23
--------------------------------------------------------------------------------
Total:                                    406         $91,630,359.26     100.00%
--------------------------------------------------------------------------------
Minimum: $22,481.56
Maximum: $568,000.00
Average: $225,690.54
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                               COUNT                  UPB            %
--------------------------------------------------------------------------------
6.501% - 6.750%                             25        $5,270,968.03        5.75%
6.751% - 7.000%                             77        18,260,542.02        19.93
7.001% - 7.250%                             55        13,516,269.36        14.75
7.251% - 7.500%                             79        18,223,524.54        19.89
7.501% - 7.750%                             38         8,698,823.92         9.49
7.751% - 8.000%                             49        11,510,253.10        12.56
8.001% - 8.250%                             25         5,336,496.16         5.82
8.251% - 8.500%                             20         3,720,114.65         4.06
8.501% - 8.750%                             16         3,471,656.77         3.79
8.751% - 9.000%                              8         1,949,262.72         2.13
9.001% - 9.250%                              6           802,649.21         0.88
9.251% - 9.500%                              4           574,232.50         0.63
9.501% - 9.750%                              3           241,166.28         0.26
10.501% - 10.750%                            1            54,400.00         0.06
--------------------------------------------------------------------------------
Total:                                     406       $91,630,359.26      100.00%
--------------------------------------------------------------------------------
Minimum: 6.750%
Maximum: 10.630%
Weighted Average: 7.553%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                 COUNT                  UPB            %
--------------------------------------------------------------------------------
6.251% - 6.500%                             25        $5,270,968.03        5.75%
6.501% - 6.750%                             78        18,419,333.93        20.10
6.751% - 7.000%                             57        14,034,088.49        15.32
7.001% - 7.250%                             79        18,383,316.37        20.06
7.251% - 7.500%                             38         8,786,224.34         9.59
7.501% - 7.750%                             48        10,969,443.97        11.97
7.751% - 8.000%                             26         5,417,060.59         5.91
8.001% - 8.250%                             21         3,900,534.57         4.26
8.251% - 8.500%                             15         3,391,822.98         3.70
8.501% - 8.750%                              7         1,674,868.14         1.83
8.751% - 9.000%                              6           719,354.19         0.79
9.001% - 9.250%                              2           367,777.38         0.40
9.251% - 9.500%                              3           241,166.28         0.26
10.251% - 10.500%                            1            54,400.00         0.06
--------------------------------------------------------------------------------
Total:                                     406       $91,630,359.26      100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 10.380%
Weighted Average: 7.282%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                             ALTA 30yr Conf 6.5 net

================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity                COUNT                   UPB           %
--------------------------------------------------------------------------------
121 - 180                                    1           $293,331.89       0.32%
360 - 360                                  405         91,337,027.37       99.68
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity        COUNT                   UPB           %
--------------------------------------------------------------------------------
121 - 180                                    1           $293,331.89       0.32%
301 - 359                                  349         78,873,271.37       86.08
360 - 360                                   56         12,463,756.00       13.60
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------
Minimum: 178
Maximum: 360
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                COUNT                   UPB           %
--------------------------------------------------------------------------------
<= 0                                        56        $12,463,756.00      13.60%
1 - 1                                      121         31,369,066.63       34.23
2 - 2                                       58         13,615,699.50       14.86
3 - 3                                       30          6,240,604.12        6.81
4 - 4                                       35          8,764,524.11        9.57
5 - 5                                       15          3,112,153.56        3.40
6 - 6                                       18          3,330,640.60        3.63
7 - 12                                      59         10,687,357.76       11.66
13 - 24                                     11          1,598,119.52        1.74
25 - 36                                      2            367,687.46        0.40
37 - 48                                      1             80,750.00        0.09
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 39
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                              COUNT          UPB                    %
--------------------------------------------------------------------------------
0 - 0                                        3            $516,942.90      0.56%
500 - 509                                    1              83,859.43       0.09
580 - 589                                    1             300,465.44       0.33
590 - 599                                    1              85,792.45       0.09
600 - 609                                    6           1,064,983.22       1.16
610 - 619                                    7             930,542.11       1.02
620 - 629                                    5           1,030,705.92       1.12
630 - 639                                    6           1,276,790.69       1.39
640 - 649                                   16           4,048,470.28       4.42
650 - 659                                   24           6,300,438.89       6.88
660 - 669                                   32           7,462,609.05       8.14
670 - 679                                   28           5,703,540.28       6.22
680 - 689                                   49          10,752,987.07      11.74
690 - 699                                   36           8,011,736.54       8.74
700 - 709                                   29           6,680,984.73       7.29
710 - 719                                   22           5,385,225.32       5.88
720 - 729                                   32           7,397,723.64       8.07
730 - 739                                   25           5,979,820.80       6.53
740 - 749                                   19           4,592,359.26       5.01
750 - 759                                   19           3,773,691.91       4.12
760 - 769                                   11           2,252,470.18       2.46
770 - 779                                   15           3,098,511.99       3.38
780 - 789                                   14           3,609,934.04       3.94
790 - 799                                    2             478,461.85       0.52
800 - 809                                    3             811,311.27       0.89
--------------------------------------------------------------------------------
Total:                                     406         $91,630,359.26    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 809
Weighted Average: 702
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                             ALTA 30yr Conf 6.5 net

================================================================================


--------------------------------------------------------------------------------
Loan To Value Ratio                      COUNT                  UPB            %
--------------------------------------------------------------------------------
30.01% - 35.00%                              2          $741,628.66        0.81%
40.01% - 45.00%                              2           246,869.42         0.27
45.01% - 50.00%                              1           107,000.00         0.12
50.01% - 55.00%                              6         1,242,917.64         1.36
55.01% - 60.00%                              5         1,141,320.75         1.25
60.01% - 65.00%                             10         2,311,795.39         2.52
65.01% - 70.00%                             19         3,705,404.49         4.04
70.01% - 75.00%                             30         6,253,797.92         6.83
75.01% - 80.00%                            167        41,419,958.18        45.20
80.01% - 85.00%                             14         2,938,894.95         3.21
85.01% - 90.00%                             95        21,424,517.21        23.38
90.01% - 95.00%                             33         6,226,123.10         6.79
95.01% - 100.00%                            22         3,870,131.55         4.22
--------------------------------------------------------------------------------
Total:                                     406       $91,630,359.26      100.00%
--------------------------------------------------------------------------------
Minimum: 31.64%
Maximum: 100.00%
Weighted Average: 81.63%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                      COUNT                  UPB            %
--------------------------------------------------------------------------------
<= 0.000%                                  148       $30,576,874.26       33.37%
0.001% - 1.000%                              1           142,384.56         0.16
1.001% - 6.000%                              2           149,194.45         0.16
6.001% - 11.000%                             2           425,260.45         0.46
11.001% - 16.000%                            4           916,015.89         1.00
16.001% - 21.000%                           12         2,454,194.88         2.68
21.001% - 26.000%                           25         5,672,880.04         6.19
26.001% - 31.000%                           26         6,579,066.09         7.18
31.001% - 36.000%                           64        16,764,739.18        18.30
36.001% - 41.000%                           63        14,660,823.78        16.00
41.001% - 46.000%                           37         8,417,795.09         9.19
46.001% - 51.000%                           14         3,617,835.36         3.95
51.001% - 56.000%                            3           452,613.09         0.49
56.001% - 61.000%                            2           266,053.41         0.29
66.001% - 71.000%                            2           395,337.14         0.43
116.001% - 121.000%                          1           139,291.59         0.15
--------------------------------------------------------------------------------
Total:                                     406       $91,630,359.26      100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 120.00%
Weighted Average: 34.90%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                 COUNT                   UPB           %
--------------------------------------------------------------------------------
New York                                    89        $27,316,739.97      29.81%
California                                  83         20,400,628.65       22.26
Massachusetts                               28          7,115,884.29        7.77
Florida                                     31          5,952,990.22        6.50
Illinois                                    17          3,668,220.70        4.00
New Jersey                                  15          3,279,048.83        3.58
Texas                                       15          2,692,657.69        2.94
Maryland                                    10          2,003,523.31        2.19
Arizona                                     14          1,868,896.86        2.04
Colorado                                     8          1,783,308.32        1.95
Minnesota                                    8          1,778,380.38        1.94
Georgia                                     10          1,655,635.32        1.81
Connecticut                                  9          1,629,768.29        1.78
Washington                                   8          1,503,686.23        1.64
Missouri                                     7            960,899.35        1.05
Pennsylvania                                10            945,487.02        1.03
Michigan                                     5            895,891.79        0.98
Virginia                                     4            826,680.37        0.90
Rhode Island                                 3            633,888.39        0.69
Nevada                                       3            616,486.00        0.67
New Mexico                                   3            590,862.85        0.64
North Carolina                               3            518,645.56        0.57
Ohio                                         5            490,812.85        0.54
South Carolina                               3            421,347.02        0.46
Oregon                                       3            399,752.33        0.44
Tennessee                                    2            382,064.43        0.42
Vermont                                      3            376,720.70        0.41
Oklahoma                                     2            287,386.20        0.31
Louisiana                                    2            216,565.01        0.24
Wisconsin                                    1            141,249.75        0.15
District of Columbia                         1            139,085.89        0.15
Iowa                                         1            137,164.69        0.15
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                           COUNT                   UPB           %
--------------------------------------------------------------------------------
North CA                                    32         $8,519,806.25       9.30%
South CA                                    51         11,880,822.40       12.97
States Not CA                              323         71,229,730.61       77.74
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                             ALTA 30yr Conf 6.5 net

================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                   COUNT                   UPB           %
--------------------------------------------------------------------------------
                                             9         $2,578,450.00       2.81%
11368                                        5          1,790,240.44        1.95
10472                                        4          1,166,850.00        1.27
11419                                        3          1,098,433.23        1.20
10573                                        3            978,251.90        1.07
Other                                      382         84,018,133.69       91.69
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                             COUNT                   UPB           %
--------------------------------------------------------------------------------
Purchase                                   267        $59,705,374.91      65.16%
Cash Out Refi                              101         23,263,807.71       25.39
Rate/Term Refi                              35          7,816,176.64        8.53
Refi                                         2            473,000.00        0.52
Debt Cons. Cash Out                          1            372,000.00        0.41
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                            COUNT                   UPB           %
--------------------------------------------------------------------------------
NIV                                        103        $29,437,472.43      32.13%
Full                                        90         17,575,591.45       19.18
No Doc                                      74         15,853,907.68       17.30
Stated Income                               58         11,272,201.96       12.30
No Income, No Asset                         31          7,622,901.94        8.32
Asset Verification                          15          2,914,197.42        3.18
No Income/Full Asset                        13          2,584,758.12        2.82
No Income/No Ratio                           8          1,832,758.85        2.00
Income Verification                          3            946,200.00        1.03
Alt                                          5            657,446.26        0.72
Mortgage Verification                        3            398,954.53        0.44
Low/Limited                                  1            255,568.62        0.28
Reduced                                      1            172,000.00        0.19
Reduced Doc/No Ratio                         1            106,400.00        0.12
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                            COUNT                   UPB           %
--------------------------------------------------------------------------------
1-Family                                   138        $25,304,960.38      27.62%
2-Family                                    70         20,974,021.09       22.89
3-Family                                    48         13,423,609.40       14.65
4-Family                                    44         13,010,599.32       14.20
Single Family Detached                      33          5,785,434.57        6.31
PUD                                         19          3,276,999.33        3.58
PUD (Detached)                              16          3,275,539.59        3.57
Condo < 5 Floors                             7          1,203,873.24        1.31
Condo                                        6          1,099,022.61        1.20
Low-rise Condo                               4          1,007,155.71        1.10
High-rise Condo                              4            874,056.10        0.95
Mfctrd Housing                               7            731,244.77        0.80
Two to Four Family                           3            502,540.72        0.55
Single Family Attached                       3            461,468.77        0.50
Town House                                   3            444,297.45        0.48
Condo, Mid Rise                              1            255,536.21        0.28
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                COUNT                   UPB           %
--------------------------------------------------------------------------------
Primary                                    289        $67,096,224.26      73.22%
Investor                                    90         20,194,992.87       22.04
Secondary                                   27          4,339,142.13        4.74
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                       COUNT                   UPB           %
--------------------------------------------------------------------------------
0                                            1            $80,564.43       0.09%
N                                          405         91,549,794.83       99.91
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                             COUNT                   UPB           %
--------------------------------------------------------------------------------
N                                          406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------
Total:                                     406        $91,630,359.26     100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                             ALTA 30yr Conf 6.5 net

================================================================================


--------------------------------------------------------------------------------
Mortgage Ins.                            COUNT                  UPB            %
--------------------------------------------------------------------------------
Curr LTV < 80%                             242       $57,170,692.45       62.39%
GEMIC                                        8         1,104,378.33         1.21
Lender Paid                                  8         1,759,183.63         1.92
MGIC                                        22         4,391,162.30         4.79
None                                         2           508,249.09         0.55
PMI EXISTS (Unknown Co)                     13         2,648,435.00         2.89
PMI Mortgage Insurance                      33         6,755,031.90         7.37
Radian                                      51        11,790,948.22        12.87
Republic Mortgage                           15         3,032,157.28         3.31
Res. Mtg. Ins. Company                       4           616,008.30         0.67
Triad Guaranty Insurance                     3           559,632.83         0.61
United Guaranty                              5         1,294,479.93         1.41
--------------------------------------------------------------------------------
Total:                                     406       $91,630,359.26      100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.55%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FNMA FLAG                                COUNT                  UPB            %
--------------------------------------------------------------------------------
Conforming                                 406       $91,630,359.26      100.00%
--------------------------------------------------------------------------------
Total:                                     406       $91,630,359.26      100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.